Lin

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2020

PETIQ, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38163 (Commission File Number)	35-2554312 (I.R.S. Employer Identification No.)

(Address of principal executive offices)
923 S. Bridgeway Pl Eagle, Idaho (Address of principal executive offices)	83616 (Zip Code)

(208) 939-8900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A common stock, par value $0.001 per share	PETQ	Nasdaq Global Select

⌧ Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act (17 CFR 240.12b-2)

⌧  Indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act (17 CFR 240.13(a)-1)

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2020 Annual Meeting on June 18, 2020 at 9:00 a.m., Mountain Daylight Time, at 923 S. Bridgeway Place, Eagle, Idaho 83616. Set forth below are the final voting results for each of the proposals submitted to a vote of the stockholders:

Proposal One: Election of one Class III Director

	For	Withheld	Broker Non-Votes
McCord Christensen	14,014,205	8,137,044	1,792,124

Proposal Two: Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020

For	Against	Abstain
23,796,153	114,713	32,507

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETIQ, INC.
Dated: June 18, 2020	By	/s/ John Newland
	Name:	John Newland
	Title:	Chief Financial Officer